UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 19, 2023

PERMIAN RESOURCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 N. Marienfeld St., Suite 1000

Midland, Texas 79701

(Address of Principal Executive Offices) (Zip Code)

(432) 695-4222

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 19, 2023, Permian Resources Corporation (the “Company” or “Permian Resources”) issued a press release announcing the commencement of an underwritten public offering of its Class A Common Stock, par value $0.0001 per share, by certain of its stockholders. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01	Other Events.

In connection with the underwritten public offering referred to in Item 7.01 above, the Company provided certain additional disclosures to investors, including to the effect that (i) the Company’s board has fixed the close of business on September 20, 2023 as the record date for the determination of the Company’s stockholders entitled to receive notice of, and to vote at, the Company’s special meeting (or any adjournments or postponements thereof) of the Company’s stockholders relating to the previously announced merger with Earthstone Energy, Inc., and (ii) such special meeting will be held on October 30, 2023 at 10:00 a.m., Central Time, at the Petroleum Club of Midland located at 501 West Wall Street, Midland, Texas 79701.

In addition, this Item 8.01 incorporates by reference:

•

the Unaudited Pro Forma Combined Balance Sheet of the Company as of June 30, 2023 and the Unaudited Pro Forma Combined Statements of Operations of the Company for the Six Months ended June 30, 2023 and the Year Ended December 31, 2022, and the notes related thereto, collectively filed as Exhibit 99.2 herewith;

•

the Audited Consolidated Balance Sheets of Earthstone Energy, Inc.(“Earthstone”) as of December 31, 2022 and 2021, and the Consolidated Statements of Operations, Equity and Cash Flows of Earthstone for the Years Ended December 31, 2022, 2021 and 2020, and the notes related thereto, collectively filed as Exhibit 99.3 herewith;

•

the Unaudited Condensed Consolidated Balance Sheets of Earthstone as of June 30, 2022 and December 31, 2022, the Unaudited Condensed Consolidated Statements of Operations of Earthstone for the Three and Six Months ended June 30, 2023 and 2022 and the Unaudited Condensed Consolidated Statements of Equity and Cash Flows of Earthstone for the Six Months ended June 30, 2023 and 2022, and the notes related thereto, collectively filed as Exhibit 99.4 herewith;

•

the Audited Consolidated Balance Sheets of Novo Oil & Gas Holdings, LLC (“Novo”) as of December 31, 2022 and 2021 and the Audited Combined Consolidated Statements of Operations, Changes in Members’ Equity and Cash Flows of Novo for the Years Ended December 31, 2022 and 2021, and the notes related thereto, collectively filed as Exhibit 99.5 herewith;

•

the Unaudited Condensed Consolidated Balance Sheets of Novo Oil and Gas Legacy Holdings, LLC (formerly Novo) as of June 30, 2023 and December 31, 2022, the Unaudited Condensed Consolidated Statements of Operations of Novo Oil and Gas Legacy Holdings, LLC for the Three and Six Months Ended June 30, 2023 and 2022 and the Unaudited Condensed Consolidated Statements of Equity and Cash Flows of Novo Oil and Gas Legacy Holdings, LLC for the Six Months Ended June 30, 2023 and 2022, and the notes related thereto, collectively filed as Exhibit 99.6 herewith;

•

the reserve report regarding estimated quantities of proved reserves of Earthstone as of December 31, 2022 using the U.S. Securities and Exchange Commission (“SEC”) guidelines, prepared by Cawley, Gillespie & Associates, Inc., independent petroleum engineers, filed as Exhibit 99.7 herewith; and

•

the reserve reports regarding estimated quantities of proved reserves of Novo as of December 31, 2022 using SEC guidelines, prepared by Netherland, Sewell & Associates, Inc., independent petroleum engineers, filed as Exhibits 99.8 and 99.9 herewith, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

23.1	Consent of Moss Adams LLP (Earthstone).

23.2	Consent of Moss Adams LLP (Novo).

23.3	Consent of Cawley, Gillespie & Associates, Inc.

23.4	Consent of Netherland, Sewell & Associates, Inc.

99.1	Press Release, dated September 19, 2023 of Permian Resources Corporation.

99.2	Unaudited Pro Forma Combined Financial Statements of the Company.

99.3	Audited Consolidated Financial Statements of Earthstone.

99.4	Unaudited Condensed Consolidated Financial Statements of Earthstone.

99.5	Audited Historical Combined Consolidated Financial Statements of Novo.

99.6	Unaudited Historical Combined Consolidated Financial Statements of Novo.

99.7	Report of Cawley, Gillespie & Associates, Inc.

99.8	Report of Netherland, Sewell & Associates, Inc.

99.9	Report of Netherland, Sewell & Associates, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Legend Information

No Offer or Solicitation

This communication relates to a proposed business combination transaction (the “Transaction”) between Earthstone and Permian Resources. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information

In connection with the Transaction, on September 6, 2023, Permian Resources filed with U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a joint proxy statement of Earthstone and Permian Resources and a prospectus of Permian Resources. The Transaction will be submitted to Earthstone’s stockholders and Permian Resources’ stockholders for their consideration. Earthstone and Permian Resources may also file other documents with the SEC regarding the Transaction. The definitive joint proxy statement/prospectus will be sent to the stockholders of Permian Resources and Earthstone. This document is not a substitute for the registration statement and joint proxy statement/prospectus that will be filed with the SEC or any other documents that Permian Resources or Earthstone may file with the SEC or send to stockholders of Permian Resources or Earthstone, respectively, in connection with the Transaction.

INVESTORS AND SECURITY HOLDERS OF EARTHSTONE AND PERMIAN RESOURCES ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders are able to obtain free copies of the registration statement and the joint proxy statement/prospectus and all other documents filed or that will be filed with the SEC by Permian Resources or Earthstone through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Earthstone are available free of charge on Earthstone’s website at https://www.earthstoneenergy.com, under the “Investors” tab, or by directing a request to Investor Relations, Earthstone Energy, Inc., 1400 Woodloch Forest Drive, Suite 300, The Woodlands, TX 77380, Tel. No. (281) 298-4246. Copies of documents filed with the SEC by Permian Resources will be made available free of charge on Permian Resources’ website at https://www.permianres.com, under the “Investor Relations” tab, or by directing a request to Investor Relations, Permian Resources Corporation, 300 N. Marienfeld St., Ste. 1000, Midland, TX 79701, Tel. No. (432) 695-4222.

Participants in the Solicitation

Permian Resources, Earthstone and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction. Information regarding Earthstone’s directors and executive officers is contained in the proxy statement for Earthstone’s 2023 Annual Meeting of Stockholders filed with the SEC on April 27, 2023, and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing Earthstone’s website at https://www.earthstoneenergy.com.

Information regarding Permian Resources’ executive officers and directors is contained in the proxy statement for the Permian Resources’ 2023 Annual Meeting of Stockholders filed with the SEC on April 11, 2023 and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing the Permian Resources’ website at https://www.permianres.com. Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction. You may obtain free copies of this document as described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMIAN RESOURCES CORPORATION

By:	/s/ Guy M. Oliphint
Guy M. Oliphint
Executive Vice President and Chief Financial Officer

Date:	September 19, 2023

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